SUBSCRIPTION AGREEMENT

Onstream Media Corporation	___________, 2007
1291 SW 29th Avenue	_____________
Pompano Beach, Florida 33069

Ladies and Gentlemen:

The undersigned (the “undersigned” or the “Purchaser”) is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe for the securities in this private placement (the “Offering”) offered by Onstream Media Corporation, a Florida corporation (the “Company”).

1. Subscription & Closing.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase _________ shares of common stock, par value $0.0001 (the “Common Stock” or “Securities”), of the Company at a price of $2.25 per share, for a total subscription price of $ ________ (the “Purchase Price”). The Company will sell on a "best efforts all or none" basis $8,000,000 of Securities (the "Minimum Offering") and up to an additional $3,000,000 of Securities on a best efforts basis (the “Maximum Offering”).

The undersigned shall pay the Purchase Price by wire transfer or check payable to the order of SunTrust Bank, as escrow agent for the Company, and shall deliver the Purchase Price at closing contemporaneously with receipt of the certificates. The wire transfer instructions are attached as Exhibit D.

The closing of the Offering shall take place on the next business day (the “Acquisition Closing Date”) after notification from the Company to the subscriber that the conditions to consummate an acquisition (the "Acquisition") (the description of the target is set forth on B) has been satisfied and subscriptions have been received for the Minimum Offering). In the event that the Company fails to notify the subscriber on or before April 30, 2007, which date may be extended by the Company until June 30, 2007, that the conditions have been satisfied, the Company will direct the escrow agent to return the escrowed funds, without interest, to the subscriber. Notwithstanding the foregoing, a Purchaser may fund and complete its purchase prior to the closing of the Acquisition; provided that any Purchasers under any of the Subscription Agreements who elect this option shall fund and complete the purchase on the same date within three (3) days of the date hereof (the “Early Closing Date”). Such purchase will be counted towards the Minimum Offering and the Company and the Placement Agent shall notify the Escrow Agent to release the Purchase Price. (The day on which the closing occurs under this Subscription Agreement (whether the Acquisition Closing Date or the Early Closing Date) is the “Closing Date”).

2. Conditions to Offer.

The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents necessary to complete the transaction.

Acceptance of this offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

3. Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this offer, hereby warrants and represents as follows:

(A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned's entire investment.

(B) The undersigned represents that he is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). In general, an "Accredited Investor" is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

(C) The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice.

(D) The undersigned has consulted with such independent legal counsel or other advisers as the undersigned has deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

(E) The undersigned represents that the undersigned (i) has adequate means of providing for the undersigned's current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required; and (b) to sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(F) The undersigned has been afforded the opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent the undersigned considers appropriate in order to permit the undersigned to evaluate the merits and risks of an investment in the Company. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

(G) The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(H) The Securities being subscribed for are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Securities, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption(s) depends, among other things, upon the compliance with the provisions of the Securities Act.

(I) The undersigned acknowledges that the Company has made available to it copies of its annual report on Form 10-KSB for the year ended September 30, 2006 and the Form 10-QSB for the period ended December 31, 2006.

(J) The undersigned hereby agrees that the Company may insert the following or similar legend on the face of any certificates evidencing the Securities if required in compliance with the Securities Act or state securities laws:

"These securities have not been registered under the Securities Act of 1933, as amended ("Act"), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the issuer that an exemption from registration under the Act and any applicable state securities laws is available."

The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (J) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

(K) Neither the Purchaser nor any person acting on its behalf or at its direction has engaged in any purchase or sale of Company common stock (including without limitation any short sale, pledge, transfer, establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act) during the ten (10) trading days immediately preceding the date of this Agreement.

4. Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof. Exceptions to the below, if any, shall be set forth in a disclosure schedule, attached hereto, each such disclosure schedule numbered in accordance with the section and paragraph number below to which it relates.

(A) Subsidiaries. The Company has subsidiaries listed on Schedule 4(A) (each subsidiary of the Company individually a “Subsidiary” and collectively, “Subsidiaries”). All capital stock owned by the Company directly or through one or more Subsidiaries in each such Subsidiary is validly issued and is fully paid, non-assessable and free of preemptive rights.

(B) Organization and Qualification. Each of the Company and its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no action, claim, suit, to its knowledge, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (“Proceeding”) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(C) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below and as provided in Section 4(G)). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as the indemnification obligations of the Company set forth herein may be limited by applicable law or public policy.

(D) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiaries’ debt or otherwise) or other understanding to which the Company or any of the Subsidiaries is a party or by which any property or asset of the Company or its Subsidiaries is bound or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or either of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any of the Subsidiaries is bound or affected; except in the case of clause (ii) (except with respect to federal and state securities laws), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering or (b) have or result in or be reasonably likely to have or result in a Material Adverse Effect.

(E) Filings, Consents and Approvals. Neither the Company nor any of the Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than: (i) the filing with the Securities and Exchange Commission (the “Commission”) of the Registration Statement required by Section 5(A), (ii) the filing with the Commission of a Notice on Form D pursuant to Regulation D, (iii) applicable Blue Sky filings, and (iv) notification to the NASDAQ Stock Market (collectively, the “Required Approvals”).

(F) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights.

(G) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Reports (as defined in 4(H) below) as of their respective dates. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering except as set forth on Schedule 4(G). Except as disclosed in the SEC Reports, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person or entity any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than pursuant to this Offering, including the Company's obligation to issue to the Placement Agents warrants) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as described in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. To the Company's knowledge, a complete list of stockholders of the Company that are officers, directors and individuals holding more than 5% of the outstanding Common Stock is included in the SEC Reports.

(H) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (“Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”) in accordance with the time requirements of the Securities Act and the Exchange Act. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised the Purchaser that a correct and complete copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where The Purchaser may view the SEC Reports. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

(I) Material Changes. Except as disclosed in the SEC Reports, since the date of the latest audited financial statements included in the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any contingent liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in the SEC Reports (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer or director, except pursuant to existing Company stock option or similar plans or as disclosed in the SEC Reports.

(J) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiaries or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof in his capacity thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of a breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiaries under the Exchange Act or the Securities Act.

(K) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company or any Subsidiary that could reasonably be expected to result in a Material Adverse Effect.

(L) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, nor does the Company or any Subsidiary have any knowledge that a third party is in default under, or is in violation of, any Material Contracts which are filed as an exhibit to the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2006, or any other periodic or current report filed by the Company with the Securities and Exchange Commission (the “Commission”) since September 30, 2006 (the “Material Contracts”), (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as could not have a Material Adverse Effect.

(M) Permits. Except for construction, environmental and other permits required to be obtained in the ordinary course of its business, the Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as currently conducted, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(N) Title to Assets. The Company and the Subsidiaries have good and marketable title in all real and personal property owned by them that is material to the business of the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and to their knowledge, enforceable leases of which the Company and the Subsidiaries are in material compliance except as set forth herein or in the SEC Reports.

(O) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights material for use in connection with their respective businesses as currently conducted and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person nor to the Company's knowledge is there any basis for such a claim. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and to its knowledge, there is no existing infringement by another Person of any of the Intellectual Property Rights.

(P) Transactions with Affiliates and Employees. None of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) for reimbursement for expenses incurred on behalf of the Company, (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company or (iv) as otherwise disclosed in the SEC Reports.

(Q) Internal Accounting Controls. Each of the Company and the Subsidiaries is in material compliance with all provisions of the Sarbanes Oxley Act of 2002 which are presently applicable to it and intends to comply with other applicable provisions of the Sarbanes-Oxley Act that may become effective and applicable, and the rules and regulations promulgated thereunder, upon the effectiveness and applicability of such provisions with respect to the Company. Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of December 31, 2006 (such date, the “Evaluation Date”). The Company presented in its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal controls (within the meaning of Item 308 of Regulation S-K under the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting, except as disclosed in the SEC Reports.

(R) Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby.

(S) Application of Takeover Protections. Except with respect to any limitations which could apply to the Purchaser pursuant to Sections [607.0901 and 607.0902] under the Florida Business Corporation Act, the Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Subscription Agreement, including without limitation as a result of the Company’s issuance of the Securities and the Purchaser’s ownership of the Securities.

(T) Disclosure. To the knowledge of the Company, all written statements provided to the Purchaser regarding the Company, any of its Subsidiaries, its business and the transactions contemplated hereby, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Subscription Agreement (including its Exhibits).

(U) No Integrated Offering. The Company has not made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions in a manner that would require the registration under the Securities Act of the Offering or, if then listed or quoted on a trading market, that would be integrated with the Offering for purposes of the rules and regulations of any trading market. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review.

(V) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

(W) No General Solicitation. The Company has not offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to each Purchaser in the Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(X) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other Person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any Person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(Y) Accountants. The Company’s accountants are set forth in the SEC Reports. To the Company’s knowledge, such accountants are an independent registered public accounting firm as required by the Securities Act.

(Z) Indebtedness. The SEC Reports set forth all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(AA) No Disagreements with Accountants. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the accountants formerly or presently employed by the Company, that would, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(BB) Listing and Maintenance Requirements. The Company’s Common Stock currently trades on the Nasdaq Capital Markets. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the maintenance requirements necessary to maintain trading on the Nasdaq Capital Markets. Except as otherwise disclosed in the SEC Reports, the Company has not received any delisting or listing inquiry from the Nasdaq Capital Markets in the past twelve (12) months.

(CC) DTC Status. The Company’s current transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The current contact information for such transfer agent is: Interwest Transfer Company Incorporated, 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117. Telephone: (801) 272-9294.

(DD) Independent Nature of Purchasers. The Company acknowledges that the obligations of each Purchaser under the Subscription Agreements are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Subscription Agreements or other transaction documents. The Subscription Agreements executed by each Purchaser are substantially identical. The Company acknowledges that the decision of each Purchaser to purchase securities pursuant to this Offering has been made by such Purchaser independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any transaction document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Subscription Agreements. The Company acknowledges that each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each Purchaser has retained its own individual counsel with respect to the transactions contemplated hereby.

5. Registration Rights.

The Company grants registration rights to the undersigned under the following terms and conditions:

(A) The Company shall prepare and file, at its own expense, as soon as reasonably practicable and in any event within sixty (60) days of the Closing Date hereunder, a registration statement on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities (as defined below) on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith and with the Securities Act and the rules promulgated thereunder) under the Securities Act (the “Registration Statement”) with the Commission sufficient to permit the non-underwritten public offering and resale of all of the Securities sold to the Purchaser hereunder (the “Registrable Securities”) through the facilities of all appropriate securities exchanges, if any, on which the Company’s Common Stock is being sold or on the over-the-counter market if the Company’s Common Stock is traded thereon; provided, however, that not less than three (3) business days prior to the filing of the Registration Statement or any related prospectus or any amendment or supplement thereto, the Company shall (i) furnish to the Purchaser copies of all such documents proposed to be filed, which documents will be subject to the reasonable review of the Purchaser, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Purchaser and its counsel, to conduct a reasonable review of such documents.

(B) The Company will use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible after filing, and in any event within one hundred twenty (120) days from the Early Closing Date (or in the event the Registration Statement receives a “full review” by the Commission, within one hundred fifty (150) days from the Early Closing Date) or, if earlier, within five (5) business days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify the Purchaser of the date of effectiveness of the Registration Statement promptly upon effectiveness. The Company shall request that the effective time of the Registration Statement be 4:00 p.m. Eastern Time on the effective date and the Company shall file the final prospectus pursuant to Rule 424 of the Securities Act no later than 9:00 a.m. Eastern Time on the second business day following the date the Registration Statement is declared effective by the Commission. In the event that the number of shares so registered shall prove to be insufficient to register the resale of all of the Registrable Securities, then the Company shall be obligated to file, within thirty (30) days of notice from any Purchaser, a further Registration Statement registering such remaining shares and shall use its reasonable best efforts to prosecute such additional Registration Statement to effectiveness within ninety (90) days of the date of such notice. With respect to any Securities sold on the Early Closing Date, the Company shall not permit any securities other than the Registrable Securities, the Securities sold to other Purchasers pursuant to a Subscription Agreement on such Early Closing Date or the Securities described in Section (ii) or (iii) on Exhibit C to be included in the Registration Statement if the Acquisition Closing Date does not occur. With respect to any Securities sold on the Acquisition Closing Date, the Company shall not permit any securities other than the Registrable Securities, the Securities sold to other Purchasers on the Early Closing Date or the Acquisition Closing Date or the Securities described in Exhibit C to be included in the Registration Statement.

(C) Except as otherwise provided in Section 5(K)(ii), below, the Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Subscription Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company (the “Effectiveness Period”). The Company shall respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Purchaser with true and complete copies of all correspondence from and to the Commission relating to the Registration Statement provided that the Company shall redact therefrom any information that constitutes material non-public information.

(D) If, at any time during which the Registration Statement required by Section 5(A) above is not effective, the Company shall not file a registration statement pursuant to the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4 that is not related to the Acquisition, or S-8, or other successor form) unless the Company shall include the Registrable Securities of each Purchaser in such Registration Statement in which case the Company may make such filing.

(E) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD or NASDR (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Purchaser shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered, as well as the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Registrable Securities for sale in such states as any Purchaser reasonably designates. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the Purchasers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply each of the Purchasers with one unbound copy of the applicable Registration Statement and any prospectus included therein and other related documents.

(F) Certificates evidencing the Registrable Securities shall not contain any legend: (i) following any sale of such Registrable Securities pursuant to Rule 144 or an effective Registration Statement, except as required by applicable law, or (ii) if such Registrable Securities are eligible for legend removal under Rule 144(k), or (iii) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that following the effectiveness of the Registration Statement or at such time as such legend is no longer required under this Section 5(F) pursuant to an applicable exemption from registration, it will, no later than three (3) business days following the delivery by Purchaser to the Company’s transfer agent of a certificate representing Registrable Securities accompanied by appropriate stock power or other required documentation, as applicable, issued with a restrictive legend (such third Business Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends, in each case without charge to the Purchaser. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5(F). Without limiting the Purchaser’s other legal remedies, the Company shall immediately upon demand reimburse the Purchaser for the cost and losses occasioned by any buy-in resulting from the Company’s failure to timely deliver unlegended share certificates, provided Purchaser provides documentation confirming such buy-in was initiated by Purchaser’s broker, securities custodian, or other such outside party, and not by Purchaser.

(G) In the event that (i) the Registration Statement is not filed with the Commission within sixty (60) days of the Early Closing Date, (ii) such Registration Statement (A) is not declared effective by the Commission by the earlier of (a) one hundred twenty (120) days (or in the event the Registration Statement receives a “full review” by the Commission, one hundred fifty (150) days) from the Early Closing Date or (b) five (5) business days after the Company receives clearance by the Commission to request effectiveness, or (B) is declared effective by the deadline set forth in this Section 5(G)(ii)(A) but does not register all of the Registrable Securities; (iii) such Registration Statement is not maintained as effective by the Company for the Effectiveness Period (except as allowed by 5(K)(ii) below), (iv) trading in the Common Stock is suspended or if the Common Stock is delisted from the Nasdaq Capital Market (or other principal exchange on which the Common Stock is traded) for any reason for more than five (5) consecutive trading days, or (v) the additional Registration Statement referred to in Section 5(b) is not filed within thirty (30) days or declared effective within ninety (90) days as set forth therein (each a “Registration Default”), then the Company will pay Purchaser (pro rated on a daily basis), as partial compensation for such failure and not as a penalty one and one-half percent (1.5%) of the purchase price of the Securities purchased from the Company and held by the Purchaser for each month (or portion thereof) until such trading is no longer suspended (in the case of clause (iv)), until the Registration Statement has been filed (in the case of clause (i) and clause (v)), and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), (regardless of whether one or more such Registration Defaults are then in existence, but without duplication of such partial compensatory payments) until such Registration Statement has been declared effective, provided, however, that in no event shall such payments, in the aggregate, exceed ten percent (10%) of the initial purchase price of the Securities with respect to each Purchaser. Such compensatory payments shall be made to the Purchasers in cash, no later than the fifth business day following the end of each month in which a Registration Default(s) occurred, provided, however, that the payment of such amounts shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section 5.

(H) If the Company does not remit the payment to the Purchaser as set forth in Section 5(G) above, the Company will pay the Purchaser interest at the rate of 12% per annum, or the highest rate permitted by law, if less, until such sums have been paid in full, and reasonable costs of collection, including attorneys’ fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision or payment of such compensatory amounts shall not affect or limit the Purchaser’s other rights or remedies as set forth in this Subscription Agreement or at law.

(I) [Intentionally omitted.]

(J) At all times after one (1) year following the Closing Date, the Company will use its reasonable best efforts to prepare and furnish to Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for Purchaser to sell the Registrable Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(K) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Purchaser advised in writing as to the initiation of each registration and as to the completion thereof and shall promptly (and in any event no later than the next business day) notify each Purchaser when each such Registration Statement has been declared effective. At its expense, the Company will:

(i)
Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

(ii)
Promptly (and in any event no later than one business day) notify the Purchaser at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the Purchasers, prepare and furnish to them a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that, as thereafter delivered to the Purchaser, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; provided that, for not more than (X) fifteen (15) consecutive business days (or a total of not more than thirty (30) calendar days in any twelve (12) month period) and (Y) up to an additional thirty (30) business days (consecutive or not) in any twelve (12) month period only if such material information relates to a merger or acquisition transaction, the Company may suspend the use of a prospectus included in the Registration Statement if, in the judgment of the Company, it is advisable to suspend use of such prospectus due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, or should the Company determine that a post-effective amendment to the Registration Statement is otherwise required (an “Allowed Delay”); provided, further, that the Company shall promptly (and in any event no later than one business day) (A) notify each Purchaser in writing of the existence of any facts or circumstances giving rise to an Allowed Delay (but in no event, without the prior written consent of such Purchaser, shall the Company disclose to such Purchaser any facts or circumstances constituting material non-public information) and (B) advise each Purchaser in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

(iii)
Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Purchaser promptly, (and in any event no later than one business day) (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(iv)
If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by an Purchaser, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and use its reasonable best efforts to respond within five business days to any comments received from NASD in connection therewith.

(v)	Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Commission.

(L) To the extent the Purchaser includes any Securities in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless the Purchaser, its directors, officers, shareholders, partners, employees and agents, and each Person, if any, who controls Purchaser within the meaning of the Securities Act (each a “Purchaser Party”), from and against, and will reimburse such Purchaser Party with respect to, any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) to which such Purchaser Party may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus or exhibit contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with written information furnished by the Purchaser or any such controlling Person in writing specifically for use in the preparation thereof.

(M) To the extent the Purchaser includes any Securities in a registration statement pursuant to the terms hereof, the Purchaser will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from the Purchaser shall be limited to the amount of net proceeds received by the Purchaser from the sale of such Securities.

(N) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

6. Indemnification of the Company.

The undersigned understands that the securities acquired as a result of the subscription right provided in Section 1 hereof are being offered without registration under the Securities Act and applicable state securities laws and in reliance upon the exemption for transactions by the Company not involving any public offering; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representations made by the undersigned in Section 2 hereof herein; that the Company will rely on such representations in accepting any subscriptions for the Securities and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the undersigned's subscription. The undersigned agrees to indemnify and hold harmless the Company against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained as a result of any breach of the representation made by the undersigned in Section 2 hereof. The maximum aggregate liability of the undersigned pursuant to its indemnification obligations under this Section 6 shall not exceed the Purchase Price paid by such Purchaser hereunder.

7. Indemnification of the Undersigned.

Subject to the provisions of this Section 7, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, partners, employees and agents (each, an “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Subscription Agreement or (b) any action instituted against the Purchaser, or its respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by this Subscription Agreement (unless such action is based upon a breach of such Purchaser’s representation, warranties or covenants under this Subscription Agreement or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable written opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser in this Subscription Agreement.

8. FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THE SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS TERM SHEET INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

9. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

10. Revocation.

The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth under Section 5 above, and that this Subscription Agreement shall survive the death or disability of the undersigned.

11. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

12. Eligibility to Use Form S-3.

The Company currently meets, and will take all commercially reasonable actions to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3 applicable to "resale" registrations on Form S-3 during the Effectiveness Period (as defined in Section 5(C) hereof).

13. Use of Proceeds.

The net proceeds from the sale of the Securities hereunder shall be used by the Company for general corporate purposes and acquisition and not to redeem any Common Stock or securities convertible, exercisable or exchangeable into Common Stock or to settle any outstanding litigation.

14. Short Sales. Purchaser agrees with the Company that the Company will be irreparably harmed if the Purchaser engages in short sales and similar hedging transactions, therefore Purchaser agrees that it will not directly or indirectly make or participate in any sale of the shares of common stock of the Company, including "short sales" as defined in Rule 200 under Regulation SHO, whether or not exempt, until the effective date of the Registration Statement covering the Securities purchased by such Purchaser hereunder. The Purchaser will not use any of the restricted shares acquired pursuant to this Agreement to cover any short position in the common stock of the Company if doing so would be in violation of applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the Securities.

15. Miscellaneous.

(A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the undersigned's address set forth below and to the Company at the address set forth above.

(B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C) The provisions of this Subscription Agreement shall survive the execution thereof.

(D) This Subscription Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. The parties further: (i) agree that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the County of Broward, State of Florida, (ii) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the County of Broward, State of Florida in any such suit, action or proceeding. The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the County of Broward, State of Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

(E) Notwithstanding anything herein to the contrary, the Company has not obtained requisite shareholder approval and the Company will not sell or issue such number of shares of Common Stock which would in aggregate with shares issued to any placement agent or in connection with the proposed acquisition exceed 19.9% of the number of outstanding shares of Common Stock on the closing day of this Subscription Agreement.

16. Certification.

The undersigned certifies that the undersigned has read this entire Subscription Agreement and that every statement on the undersigned's part made and set forth herein is true and complete.

SUBSCRIPTION PROCEDURE

In order to subscribe for Securities of the Company, a prospective investor must deliver the following items to the Company at Onstream Media Corporation, 1291 SW 29th Avenue, Pompano Beach, Florida 33069, Attn: Randy Selman.

A. One completed copy of this Subscription Agreement (the "Subscription Agreement") with signatures properly executed;

B. One completed copy of the Individual Investor Questionnaire (if the investor is a person), the Corporation Investor Questionnaire (if the investor is a corporation) or the Partnership Investor Questionnaire (if the investor is a partnership), each of which is attached hereto as [Exhibit A], with signatures properly executed; and

C. A check or wire transfer payable to __________ Bank as Escrow Agent for Onstream Media Corporation in the amount of the Purchase Price.

Payment made pursuant to this paragraph must be made by check or wire transfer only. Investors that desire to make payments by wire transfer may contact the Company for further instruction.

All subscriptions must be made by the execution and delivery of a Subscription Agreement and Investor Questionnaire. Subscriptions are not binding on the Company until accepted by the Company. The Company will refuse any subscription by giving written notice to the subscriber by personal delivery or first-class mail.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date his signature has been subscribed and sworn to below.

Date: __________________	_________________________________
Signature of Investor

The Securities are to be
issued in (check one box):

____ individual name	_________________________________
Print Name of Investor

____ joint tenants with rights	_________________________________
of survivorship	Print Name of Joint Investor (if applicable)

____ tenants in the entirety

____ corporation, partnership or trust
(please submit the “Special Execution
Page for Subscription by an Entity”)

Number of Securities Subscribed for:	_________________________________

Amount of check enclosed or amount wired:	$________________________________

Accepted as of _______________, 2007

ONSTREAM MEDIA CORPORATION

By: ________________________________
Name: ______________________________
Its: ________________________________

SPECIAL EXECUTION PAGE FOR SUBSCRIPTION BY AN ENTITY

(Not Applicable To Subscriptions By Individuals)

IN WITNESS WHEREOF, subject to acceptance by the Company, the Undersigned has completed this Subscription Agreement to evidence its subscription of Securities of Onstream Media Corporation this _____ day of ________________, 2007.

Amount of Subscription: $__________________

_____ TRUST

_____ CORPORATION  (Attach certified corporate resolution authorizing signature and a copy of the articles of incorporation)

_____ PARTNERSHIP (Attach copy of the partnership agreement)

(Please print the following information exactly as you wish it to appear on the Company's records.)

Name of Subscriber

Address

Tax Identification Number            Telephone Number

The Undersigned has full power and authority to execute this Subscription Agreement. The investment by the undersigned in the Company contemplated hereby has been authorized by all necessary action on the part of the undersigned and is not prohibited by the governing documents of the entity.

Dated:____________________	_______________________________________,
as its investment adviser

By: ____________________________________

__________________________________
Print Name and Capacity

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